UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

K2 INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2051 Palomar Airport Road, Carlsbad, CA	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

On October 17, 2003, K2 Inc. acquired certain assets and assumed certain liabilities of Winter Quest LLC, Atlas Snowshoe Company, LLC and Little Bear Snowshoe Company, LLC, each of which is a privately owned and operated Delaware company, pursuant to an agreement entered into with them as of October 16, 2003. The information contained in the Company’s press release, dated October 20, 2003, in connection with the announcement of the execution of the Asset Purchase Agreement is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 5.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired. No financial statements are required by this Item.

(b)  Pro Forma Financial Information. No pro forma financial information is required by this Item.

(c)  Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated October 20, 2003, announcing the acquisition of certain assets of and the assumption of certain liabilities of Winter Quest LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2003	K2 INC.

	By:	/s/ MONTE H. BAIER

Monte H. Baier Vice President and General Counsel

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